Loss Per Share	12 Months Ended
Mar. 31, 2022
Earnings Per Share [Abstract]
LOSS PER SHARE

Note 21 – LOSS PER SHARE

The Company reports earnings per share in accordance with the provisions of the FASB’s related accounting standard. This standard requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution, but includes vested restricted stocks and is computed by dividing income available to common stockholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock.

The following is a reconciliation of the basic and diluted earnings per share computation:

	The year ended March 31,
	2022	2021	2020
Net loss attributable to controlling interest	$(3,192,119)	$(8,119,862)	$(5,813,369)
Weighted average shares used in basic computation	3,479,316	3,398,397	2,734,714
Diluted effect of stock options and warrants
Weighted average shares used in diluted computation	3,479,316	3,398,397	2,734,714
Loss per share – Basic:
Net loss before noncontrolling interest	$(0.92)	$(2.39)	$(2.16)
Add: Net loss attributable to noncontrolling interest	$-	$-	$-
Net loss attributable to controlling interest	$(0.92)	$(2.39)	$(2.16)
Loss per share – Diluted:
Net income before noncontrolling interest	$(0.92)	$(2.39)	$(2.16)
Add: Net loss attributable to noncontrolling interest	$-	$-	$-
Net loss attributable to controlling interest	$(0.92)	$(2.39)	$(2.16)

For the year ended March 31, 2022, 80,583 shares underlying employee stock options and 562,501 shares underlying outstanding purchase options to several investors, and 45,000 shares underlying outstanding purchase option to an investment placement agent were excluded from the calculation of diluted loss per share as the options were anti-dilutive.